EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report of Toyota Motor Credit Corporation (the "Company") on Form 10-K for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Cooke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Scott Cooke
Scott Cooke
Group Vice President and Chief Financial Officer (Principal Financial Officer)
June 4, 2020

*

A signed original of this written statement required by Section 906 has been provided to Toyota Motor Credit Corporation and will be retained by Toyota Motor Credit Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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